UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2025

Academy Sports and Outdoors, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39589	85-1800912
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation )	File No.)	Identification No.)

1800 North Mason Road
Katy, Texas 77449
(Address of principal executive offices including Zip Code)

(281) 646-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ASO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Michael Dastugue, Shannon Hennessy, and Clay Johnson to Board of Directors

Effective December 1, 2025, the Board of Directors (the “Board”) of Academy Sports and Outdoors, Inc. (“Company”or “Academy”) increased the size of the Board from ten to twelve directors and filled the vacancies created by such increase by appointing Michael Dastugue, age 61, Shannon Hennessy, age 47, and Clay Johnson, age 55, each as an independent Class II director. The initial term for Messrs. Dastugue and Johnson and Ms. Hennessy will expire on the date of the Company’s 2028 Annual Meeting of Stockholders and until his or her successor shall be elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal. Mr. Dastugue was also appointed to serve on the Audit Committee of the Board.

Michael Dastugue

Mr. Dastugue has over 30 years experience in accounting, financing, real estate, and retail operations. He most recently served as the Chief Financial Officer for Hanesbrands, Inc. from May 2021 to February 2023. Prior to Hanesbrands, Inc., Mr. Dastugue served as the Executive Vice President and Chief Financial Officer for Walmart US from June 2015 to March 2021 and Executive Vice President and Chief Financial Officer for Sam’s Club from January 2013 to May 2015. Prior to Walmart Inc., Mr. Dastugue held various leadership positions at J. C. Penney Company, Inc. from 1991 to 2012, including Executive Vice President and Chief Financial Officer, and was previously a public accountant with Arthur Andersen & Co. for three years. He is a graduate of Texas A&M University with a Bachelor of Business Administration with a concentration in Accounting and Finance and earned a Master of Business Administration with a concentration in Finance from the University of Texas.

The Board selected Mr. Dastugue because of his accounting/finance, real estate/construction, strategic planning, digital/ecommerce, and risk management skills, and his experience at retail companies.

The Board has determined that Mr. Dastugue qualifies as an independent director under the corporate governance standards of Nasdaq and the independence requirements of Section 10A-3(b)(1) of the Exchange Act, and that there are no arrangements or understandings between Mr. Dastugue and any other person pursuant to which he was elected as a director. There are no transactions in which Mr. Dastugue has an interest requiring disclosure under Item 404(a) of Regulation S-K.

As compensation for his service on the Board, Mr. Dastugue will receive the cash and equity compensation provided by the Company’s Non-Employee Director Compensation Policy, as it may be adjusted by the Board from time to time, as described in the Company’s Definitive Proxy Statement, which was filed with the Securities and Exchange Commission on April 21, 2025 (the “2025 Proxy Statement”).

In addition, the Company and Mr. Dastugue will enter into the Company’s standard form of indemnification agreement for directors.

Shannon Hennessy

Ms. Hennessy has 25 years of experience across restaurant leadership and consulting, including retail operations, digital growth, financial planning, reporting, supply chain, logistics, talent, and strategic planning. She has served as the Chief Executive Officer of Habit Burger & Grill since June 2023 and as President from July 2022 to June 2023. Prior to Habit Burger & Grill, Ms. Hennessy served as the KFC Global Chief Financial Officer from February 2020 to August 2022. Prior to KFC, Ms. Hennessy was a consultant with McKinsey & Company with clients in consumer-facing industries, including retail, consumer goods, hospitality, and logistics for nearly 20 years. She is a graduate of The Wharton School with a Bachelor of Science in Economics and earned a Master of Business Administration from Northwestern University – Kellogg School of Management.

The Board selected Ms. Hennessy because of strategic planning, retail operations, digital/ecommerce, accounting/finance, and real estate/construction skills, and her experience working with multiple retail companies.

The Board has determined that Ms. Hennessy qualifies as an independent director under the corporate governance standards of Nasdaq, and that there are no arrangements or understandings between Ms. Hennessy and any other person pursuant to which she was elected as a director. There are no transactions in which Ms. Hennessy has an interest requiring disclosure under Item 404(a) of Regulation S-K.

As compensation for her service on the Board, Ms. Hennessy will receive the cash and equity compensation provided by the Company’s Non-Employee Director Compensation Policy, as it may be adjusted by the Board from time to time, as described in the Company’s 2025 Proxy Statement.

In addition, the Company and Ms. Hennessy will enter into the Company’s standard form of indemnification agreement for directors.

Clay Johnson

Mr. Johnson has over 25 years of digital transformation, cybersecurity, strategic planning, and global operations experience. He most recently served as the Chief Digital and Technology Officer for Yum! Brands, Inc. from October 2019 to April 2024 and as Senior Advisor from April 2024 to April 2025. Prior to Yum! Brands, Inc., Mr. Johnson served as Chief Information Officer and Executive Vice President, Global Business Services at Walmart Inc. from January 2017 to October 2019. He served as Chief Information Officer, Senior Vice President and Corporate Officer at General Electric Power and General Electric Digital from July 2014 to January 2017. Mr. Johnson held other senior leadership positions at Boeing, Dell, Nortel Networks, FedEx, and the U.S. Coast Guard. Mr. Johnson previously served on the board of directors of Sealed Air Corporation from May 2023 to May 2025, including on its Audit Committee. He is a graduate of the University of Texas with a Bachelor of Science in Computer Science and Engineering and earned a Master of Business Administration from the University of Texas, Dallas.

The Board selected Mr. Johnson because of his technology, digital, artificial intelligence, cybersecurity, and process improvement skills, and his experience at retail companies.

The Board has determined that Mr. Johnson qualifies as an independent director under the corporate governance standards of Nasdaq, and that there are no arrangements or understandings between Mr. Johnson and any other person pursuant to which he was elected as a director. There are no transactions in which Mr. Johnson has an interest requiring disclosure under Item 404(a) of Regulation S-K.

As compensation for his service on the Board, Mr. Johnson will receive the cash and equity compensation provided by the Company's Non-Employee Director Compensation Policy, as it may be adjusted by the Board from time to time, as described in the Company’s 2025 Proxy Statement.

In addition, the Company and Mr. Johnson will enter into the Company’s standard form of indemnification agreement for directors.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated December 2, 2025.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADEMY SPORTS AND OUTDOORS, INC.

December 2, 2025	By:	/s/	Brandy Treadway
	Name:	Brandy Treadway
	Title:	Executive Vice President, Chief Legal Officer, and Corporate Secretary